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                                                                   EXHIBIT 10.20

                                TSENG LABS, INC.

                             1991 STOCK OPTION PLAN

                  1. Purpose. TSENG LABS, Inc. hereby adopts the 1991 Stock Option Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by employees, including employees who are members of the Board of Directors, of the company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire the or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $.005 per Share (the "Common Stock").

                  2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

                           (a) "Affiliate" means a corporation which is a parent
corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code.

                           (b) "Board of Directors" means the Board of Directors
of the Company.

                           (c) "Change of Control" shall have the meaning as set
forth in Section 9 of the Plan.


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                           (d) "Code" means the Internal Revenue Code of 1986,
as amended.

                           (e) "Committee" means the non-employee members of the
Board of Directors or a committee or committees designated by the Board of Directors as described in Section 3 of the Plan.

                           (f) "Company" means Tseng Labs, Inc., a Utah
corporation.

                           (g) "Disability" shall have the meaning set forth in
section 22(e)(3) of

the Code.

                           (h) "Fair Market Value" shall have the meaning set
forth in Section 8(b) of the Plan.

                           (i) "ISO" means an option granted under the Plan
which is intended to qualify as an "incentive stock option" within the meaning of section 422(b) of the Code. (j) "Non-qualified stock Option" means an option granted under the Plan which is not intended to qualify as an "incentive stock option" within the meaning of section 422(b) of the Code.

                           (k) "Option" means either an ISO or a Non-qualified
Stock Option granted under the Plan.

                           (l) "Optionee" means a person to whom an Option has
been granted under the Plan, which option has not been exercised and has not expired or terminated.

                           (m) "Option Document" means the document described in
Section 8 which sets forth the terms and conditions of each grant of Options.

                           (n) "Option Price" means the price at which Shares
may be purchased upon exercise of an Option, as calculated pursuant to section a(b).


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                           (o) "Shares" means the shares of Common Stock of the
Company which are the subject of Options.

                  3. Administration of the Plan. The Plan shall be administered by a committee composed of two or more of the non-employee members of the Company's Board of Directors; however, the Board may designate two committees to operate and administer the Plan in its stead, one of such committees composed of two or more of its non-employee directors to operate and administer the Plan with respect to the Company's "Principal Officers" (as defined below), and the other such committee composed of two or more directors (which may include directors who are also employees of the Company) to operate and administer the Plan with respect to persons other than "Principal Officers." Either of such committees designated by the Board of Directors are referred to as the "Committee." As used herein, the term "Principal Officer" means a person who is an "Officer" as defined in Rule 16a-l(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor regulation.

                           (a) Meetings. The Committee shall hold meetings at
such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                           (b) Grants. The Committee shall from time to time at
its discretion direct the Company to grant options pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the optionees to whom, the times at which, and the price at which Options shall be granted,
(ii) determine the type of Option to be granted and the number of Shares subject thereto and (iii) approve the form and terms and conditions of the Option


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Documents; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the optionee's services and responsibilities, the Optionee's present and potential contribution to the company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

                           (c) Exculpation. No member of the committee shall be
personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options thereunder, provided that this subsection 3(C) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 16-10-44 of the Utah Business Corporation Act, and (iv) any transaction from which the member derived an improper personal benefit.

                           (d) Indemnification. Service on the Committee shall
constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or


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not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

                  4. Grants under the Plan. Grants under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

                  5. Eligibility. All employees (including employees who are members of the Board of Directors of the Company or its Affiliates) shall be eligible to receive Options hereunder.

                  6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is 1,500,000, subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an option terminates or expires without having been fully exercised for any reason, the Shares for which the option was not exercised may again be the subject of an option granted pursuant to the Plan.

                  7. Term of the Plan. The Plan is effective as of June 1, 1991, the date on which it was adopted by the Board of Directors, subject to the approval of the Plan on or before May 31, 1992 by a majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting. No Option may be granted under the Plan after May 31, 2001. No option granted pursuant to the Plan may be exercised before the Plan is so approved by the Company's shareholders. If the Plan is not so approved on or before May 31, 1992, all Options granted under the Plan shall be null and void.


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                  8. Option Documents and Terms. Each option granted under the
Plan shall be a Non-qualified Stock option unless the Option shall be specifically designated at the time of grant to an ISO for Federal income tax purposes. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

                           (a) Number of Option Shares. Each Option Document
shall state the number of Shares to which it pertains. An optioned may receive more than one Option, which may include options which are intended to be ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan.

                           (b) Option Price. Each option Document shall state
the Option Price which, for all Options, shall be at least 10% of the Fair Market Value of the Shares at the time the Option is granted as determined by the Committee; provided, however, that if an ISO is granted to an optionee who then owns, directly or by attribution under section 424(d) of the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares at the time the option is granted. If the Shares are traded in a public market, then the Fair Market Value per share shall be, if the Shares are listed on a national securities exchange or included on the NASDAQ National Market System, the last reported sale price thereof, or, if the Shares are not so listed or included, the mean between the last reported


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"bid" and "asked" prices thereof, as reported on NASDAQ, or if not so reported, as reported by the National Daily Quotation Bureau, Inc. or other financial reporting service, as applicable and as the committee determines, on the day the option is granted.

                           (c) Exercise. No option shall be deemed to have been
exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the above, should the Company determine that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption from such registration is


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available, (C) the listing or inclusion of the Shares on any securities exchange or automated quotation system, or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this subsection 8(c) has occurred.

                           (d) Medium of Payment. An Optionee shall pay for
Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee for at least six months. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least an great as the Option Price of the Shares (or relevant portion thereof) with respect to which such option is to be exercised by the payment in shares of Common stock, accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised, the stock certificate issued to the Optionee shall represent the sum of (i) the Option Shares in respect of which payment is


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made and (ii) such excess number of shares. Notwithstanding the foregoing, the
Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an option as it deems appropriate.

                           (e) Termination of Options.

                                    (i) Except as set forth in subsection
(e)(ii) of this Section 8, no Option shall be exercisable after the first to occur of the following:

                                            (A) Expiration of the Option term
specified in the Option Document, which shall not exceed (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the optionee on the date of grant owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                                            (B) Expiration of ninety (90) days
from the date the Optionee's employment or service with the Company or its Affiliates terminate for any reason other than Disability or death or as otherwise specified in Subsection 8(e)(iv) or Section 9, below;

                                            (C) Expiration of one year from the
date the Optionee's employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or death;

                                            (D) A finding by the Committee,
after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment or service contract with the Company or an Affiliate, or has been engaged (i) in any sort of disloyalty to the Company or an Affiliate, including, without


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limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate, including without limitation, employment with or assistance to a competitor, either during the term of employment or after the term of employment in violation of a covenant not to compete signed by employee, or (ii) in any sort of willful misconduct, including, without limitation, willful neglect of duties, insubordination, or commission of conduct exposing the Company or an Affiliate to civil or criminal liability. In such event, in addition to immediate termination of the Option, the Optionee, upon a determination by the committee, shall automatically forfeit all shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lend to a finding resulting in a forfeiture.

                                            (E) the date, if any, set by the
Board of Directors as an accelerated expiration date pursuant to Section 9 hereof.

                                    (ii) Notwithstanding the foregoing, the
committee may extend the period during which an Option may be exercised to a date no later than the date of the expiration of the Option term specified in the Option Document.

                           (f) Transfers. No Option granted under the Plan may
be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option -may be exercised only by him or her.

                           (g) Other Provisions. The Option Documents shall
contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate


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the exercisability of all or any portion of an Option granted pursuant to the
Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the committee shall deem advisable.

                           (h) Amendment. The Committee shall have the right to
amend Option Documents issued to an optionee, subject to his consent -if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Section 9 of the Plan.

                  9. Change of Control. A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) and the shareholders of the other constituent corporations (or their respective Boards of Directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation immediately after the merger or consolidation, which common stock is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or


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consolidation, or (iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, shall have become the beneficial owner of, or shall have obtained voting control over, more than 50% of the outstanding shares of the Company's Common or (v) the first day after the date of this Plan when directors are elected such that a majority of the Board of Directors shall-have been members of the Board of Directors for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period. In the event of a Change of Control the Committee may take whatever action with respect to the Options outstanding it deems necessary or desirable, including, without limitation, accelerating the expiration or termination date in the respective Option Documents.

                  10. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of shares as to which Options may be granted hereunder, and the Option Price shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the


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adjustments to be made under this Section, and any such determination by the
Committee shall be shall be final, binding and conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status an such without the consent of the Optionee, except for adjustments made pursuant to Section 9 hereof.

                  11. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless the Board of Directors of the Company may not, without obtaining approval by vote of majority of the votes cast at a duly called meeting of the shareholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person by proxy, present and voting on the matter, within twelve months before or after such action, change the class of individuals eligible to receive an ISO, increase the maximum number of shares as to which Options may be granted, or make any other change or amendment as to which shareholder approval is required in order to satisfy the conditions set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent the optionee.

                  12. No Continued Employment. The grant of an option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ of the Company or any Affiliate and/or as a of the Company's Board of Directors or in any other capacity.

                  13. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an


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amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be


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